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                                                        ANNUAL EXHIBIT 99(e) TO
                                                     ANNUAL REPORT ON FORM 10-K
                                                OF GENERAL DYNAMICS CORPORATION
                                                            SEC FILE NO. 1-3671


                               -----------------

                       SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549

                               -----------------

                                   FORM 11-K
                                 ANNUAL REPORT

                           PURSUANT TO SECTION 19(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996


A. Full title of the Plan and the address of the Plan, if different from the issuer named below:

                          GENERAL DYNAMICS CORPORATION
                                HOURLY EMPLOYEES
                       SAVINGS AND STOCK INVESTMENT PLAN

B. Name of the issuer of the securities held pursuant to the Plan and the address of the principal executive office:

                          GENERAL DYNAMICS CORPORATION
                            3190 FAIRVIEW PARK DRIVE
                       FALLS CHURCH, VIRGINIA 23042-4523

                          GENERAL DYNAMICS CORPORATION

                   INDEX OF FINANCIAL STATEMENTS AND EXHIBITS



                                                                  Pages of this
                                                                  Form 11-K

(a)      FINANCIAL STATEMENTS

         Report of Independent Public Accountants                          6

         Statements of Net Assets Available for Benefits,
         December 31, 1996 and 1995                                       7-8

         Statement of Changes in Net Assets Available for Benefits,
         Fiscal Year Ended December 31, 1996                               9

         Notes to Financial Statements                                   10-13

         Schedule I - Combined Statement of Investments
         in Master Trust Funds                                           14-34

(b)      SIGNATURE                                                         3

(c)      EXHIBITS

         Consent of Independent Public Accountants                         4

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Plan Administrator has caused this Annual Report to be signed by the undersigned thereunto duly authorized.



                                 GENERAL DYNAMICS CORPORATION
                                 As Plan Administrator of the General Dynamics Corporation Savings and Stock Investment Plan


                                 By  /s/  P. A. Hesse
                                     ----------------
                                         P. A. Hesse
                                         Secretary


June 17, 1997

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into General Dynamics Corporation's previously filed Registration Statement on Form S-8, File No. 2-24270.



                                             By  /s/  Arthur Andersen LLP
                                                 ------------------------
                                                 Arthur Andersen LLP

Washington, D.C.
June 17, 1997

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN

                              FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1996 AND 1995
                         TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To General Dynamics Corporation:

We have audited the accompanying statements of net assets available for benefits of the General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan as of December 31, 1996 and 1995, and the related statement of changes in net assets available for benefits for the year ended December 31, 1996. These financial statements and the schedule referred to below are the responsibility of the Plan Administrator. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan as of December 31, 1996 and 1995, and the changes in its net assets available for benefits for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The Combined Statement of Investments in Master Trust Funds (Schedule I), is presented for the purpose of additional analysis and is not a required part of the basic financial statement but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and changes in net assets available for benefits of each fund. The supplemental schedule and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.




Washington, D.C.                                 Arthur Andersen LLP
June 17, 1997

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                            AS OF DECEMBER 31, 1996



                                                                                                   FUNDS
                                                                                     -----------------------------------
                                                                                        COMPANY          GOVERNMENT
                                                                        TOTAL            STOCK              BONDS
                                                                     -------------   ----------------  -----------------

ASSETS:
     Investment in common stock of General Dynamics Corporation, at market value - 686,858 shares (Cost $22,002,484)
         Participant-directed                                         $ 39,427,345      $39,427,345       $         -
         Non-participant-directed                                        9,167,893        9,167,893                 -
     Investments in securities of unaffiliated issuers, at
       market value-
         U.S. Government bonds (Cost $67,704,172)                       68,889,380                -        68,889,380
         Other securities (Cost $67,830,411)                            82,835,470                -                 -
     Guaranteed investment contracts, at fair value (Cost
       $236,670,922)                                                   245,666,720                -                 -
     Loans receivable (payable)                                          1,271,045           (5,076)            1,455
     Amounts receivable (payable) from General Dynamics
       Corporation                                                        (606,271)        (133,202)          (86,638)
                                                                      ------------      -----------       -----------
                  Total Assets                                         446,651,582       48,456,960        68,804,197
                                                                      ------------      -----------       -----------

LIABILITIES:
     Fund transfers                                                          3,008           78,562           453,805
     Administrative fees payable                                           116,582            9,764            15,471
     Loans payable (receivable)                                                  -            1,040             8,415
                                                                      ------------      -----------       -----------
                  Total Liabilities                                        119,590           89,366           477,691
                                                                      ------------      -----------       -----------
     Net Assets Available for Benefits                                $446,531,992      $48,367,594       $68,326,506
                                                                      ============      ===========       ===========




                                                                                            FUNDS
                                                                   --------------------------------------------------------------
                                                                     DIVERSIFIED          FIXED           SPECIAL
                                                                      PORTFOLIO          INCOME        DISTRIBUTION       LOAN
                                                                   ----------------   -------------  ----------------- ----------

ASSETS:
     Investment in common stock of General Dynamics Corporation, at market value - 686,858 shares (Cost $22,002,484)
         Participant-directed                                          $          -     $          -    $         -     $        -
         Non-participant-directed                                                 -                -              -              -
     Investments in securities of unaffiliated issuers, at
       market value-
         U.S. Government bonds (Cost $67,704,172)                                 -                -              -              -
         Other securities (Cost $67,830,411)                             75,165,683                -      7,669,787              -
     Guaranteed investment contracts, at fair value (Cost
       $236,670,922)                                                              -      245,666,720              -              -
     Loans receivable (payable)                                               2,501            4,423              -      1,267,742
     Amounts receivable (payable) from General Dynamics
       Corporation                                                         (125,345)        (261,086)             -              -
                                                                       ------------     ------------    -----------     ----------
                  Total Assets                                           75,042,839      245,410,057      7,669,787      1,267,742
                                                                       ------------     ------------    -----------     ----------

LIABILITIES:
     Fund transfers                                                         (77,203)        (458,792)         6,636              -
     Administrative fees payable                                             46,605           43,824            918              -
     Loans payable (receivable)                                              35,709           17,040          3,096        (65,300)
                                                                       ------------     ------------    -----------     ----------
                  Total Liabilities                                           5,111         (397,928)        10,650        (65,300)
                                                                       ------------     ------------    -----------     ----------
     Net Assets Available for Benefits                                 $ 75,037,728     $245,807,985    $ 7,659,137     $1,333,042
                                                                       ============     ============    ===========     ==========


   The accompanying notes are an integral part of these financial statements.

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                            AS OF DECEMBER 31, 1995



                                                                                                       FUNDS
                                                                                   -----------------------------------------------
                                                                                      COMPANY       GOVERNMENT      DIVERSIFIED
                                                                        TOTAL          STOCK           BONDS         PORTFOLIO
                                                                      -----------  -------------  ---------------- ---------------

ASSETS:
     Investment in common stock of General Dynamics Corporation, at market value - 797,904 shares (Cost $24,115,605)-
         Participant-directed                                        $  39,138,221   $39,138,221     $         -      $          -
         Non-participant-directed                                        8,037,891     8,037,891               -                 -
     Investments in securities of unaffiliated issuers, at
       market value-
         U.S. Government bonds (Cost $77,327,729)                       78,803,590             -      78,803,590                 -
         Other securities (Cost $65,641,519)                            76,920,790             -               -        67,704,005
     Guaranteed investment contracts, at fair value
       (Cost $244,292,825)                                             261,281,304             -               -                 -
     Loans receivable (payable)                                          1,612,018        (2,454)            832             1,508
     Amounts receivable (payable) from General Dynamics
       Corporation                                                         (35,084)        7,187         (13,302)           (3,791)
                                                                     -------------   -----------     -----------       -----------
                  Total Assets                                         465,758,730    47,180,845      78,791,120        67,701,722
                                                                     -------------   -----------     -----------       -----------

LIABILITIES:
     Fund transfers                                                              -       434,721         360,682           (38,289)
     Administrative fees payable                                            99,061         8,707          17,782            24,843
     Loans payable (receivable)                                                  -         9,602          26,735            23,794
                                                                     -------------   -----------     -----------       -----------
                  Total Liabilities                                         99,061       453,030         405,199            10,348
                                                                     -------------   -----------     -----------       -----------
     Net Assets Available for Benefits                               $ 465,659,669   $46,727,815     $78,385,921       $67,691,374
                                                                     =============   ===========     ===========       ===========


                                                                                         FUNDS
                                                                   ---------------------------------------------------
                                                                       FIXED              SPECIAL
                                                                       INCOME           DISTRIBUTION          LOAN
                                                                   ---------------   -------------------   -----------

ASSETS:
     Investment in common stock of General Dynamics Corporation, at market value - 797,904 shares (Cost $24,115,605)-
         Participant-directed                                        $           -        $        -        $        -
         Non-participant-directed                                                -                 -                 -
     Investments in securities of unaffiliated issuers, at
       market value-
         U.S. Government bonds (Cost $77,327,729)                                -                 -                 -
         Other securities (Cost $65,641,519)                                     -         9,216,785                 -
     Guaranteed investment contracts, at fair value
       (Cost $244,292,825)                                             261,281,304                 -                 -
     Loans receivable (payable)                                              4,797                 -         1,607,335
     Amounts receivable (payable) from General Dynamics
       Corporation                                                         (25,178)                -                 -
                                                                     -------------        ----------        ----------
                  Total Assets                                         261,260,923         9,216,785         1,607,335
                                                                     -------------        ----------        ----------

LIABILITIES:
     Fund transfers                                                       (832,738)           75,624                 -
     Administrative fees payable                                            45,817             1,912                 -
     Loans payable (receivable)                                             32,237             7,832          (100,200)
                                                                     -------------        ----------        ----------
                  Total Liabilities                                       (754,684)           85,368          (100,200)
                                                                     -------------        ----------        ----------
     Net Assets Available for Benefits                               $ 262,015,607        $9,131,417        $1,707,535
                                                                     =============        ==========        ==========

   The accompanying notes are an integral part of these financial statements.

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                                                                                     FUNDS
                                                                            -------------------------------------------------
                                                                                    COMPANY STOCK
                                                                            ---------------------------------
                                                                                                  NON-
                                                                             PARTICIPANT-       PARTICIPANT-      GOVERNMENT
                                                               TOTAL           DIRECTED          DIRECTED           BONDS
                                                          ---------------   --------------    ----------------  -------------

INVESTMENT INCOME:
     Dividends                                             $    2,455,081     $   978,787      $   193,167      $         -
     Interest                                                  23,681,855          21,806            4,304           4,402,174
                                                           --------------     -----------      -----------      --------------
                                                               26,136,936       1,000,593          197,471           4,402,174

ADD (DEDUCT)-

NET REALIZED AND UNREALIZED GAIN (LOSS) ON ASSETS              13,751,377       6,886,898        1,359,156            (936,531)

ROLLOVER CONTRIBUTIONS                                              1,076               -                -                 359

DEPOSITS BY PARTICIPANTS                                       11,603,913       1,430,776                -           1,488,586

CONTRIBUTIONS BY GENERAL DYNAMICS CORPORATION                   5,472,494         325,787          978,234             610,554

LOAN REPAYMENTS                                                    87,276         315,606                -              97,430

LOANS ISSUED                                                            -         (38,143)               -            (103,415)

TRANSFER BETWEEN INVESTMENT FUNDS                                  (3,008)       (691,567)               -          (1,556,797)

DISTRIBUTIONS TO WITHDRAWN PARTICIPANTS                       (75,161,832)     (9,044,473)        (987,307)        (13,913,150)

PLAN EXPENSES                                                  (1,015,909)        (93,252)               -            (148,625)
                                                           --------------     -----------      -----------      --------------
     Net increase (decrease)                                  (19,127,677)         92,225        1,547,554         (10,059,415)

NET ASSETS AVAILABLE FOR BENEFITS:
     Beginning of year                                        465,659,669      39,092,868        7,634,947          78,385,921
                                                           --------------     -----------      -----------      --------------
     End of year                                           $  446,531,992     $39,185,093      $ 9,182,501      $   68,326,506
                                                           ==============     ===========      ===========      ==============





                                                                                    FUNDS
                                                       -----------------------------------------------------------------



                                                         DIVERSIFIED          FIXED            SPECIAL
                                                          PORTFOLIO          INCOME          DISTRIBUTION         LOAN
                                                       -----------------  ------------     ----------------     --------

INVESTMENT INCOME:
     Dividends                                         $  1,283,127       $       -         $      -          $        -
     Interest                                                52,636         18,750,309          450,626                -
                                                       ------------       ------------      -----------       ----------
                                                          1,335,763         18,750,309          450,626                -

ADD (DEDUCT)-

NET REALIZED AND UNREALIZED GAIN (LOSS) ON ASSETS        14,183,487         (7,741,633)               -                -

ROLLOVER CONTRIBUTIONS                                          717                  -                -                -

DEPOSITS BY PARTICIPANTS                                  2,353,561          6,330,990                -                -

CONTRIBUTIONS BY GENERAL DYNAMICS CORPORATION               943,929          2,613,990                -                -

LOAN REPAYMENTS                                             147,424            269,309                -         (742,493)

LOANS ISSUED                                               (226,393)          (371,089)         (38,160)         777,200

TRANSFER BETWEEN INVESTMENT FUNDS                           349,505          2,008,744         (112,893)               -

DISTRIBUTIONS TO WITHDRAWN PARTICIPANTS                 (11,442,850)       (37,608,844)      (1,756,008)        (409,200)

PLAN EXPENSES                                              (298,789)          (459,398)         (15,845)               -
                                                       ------------       ------------      -----------       ----------
     Net increase (decrease)                              7,346,354        (16,207,622)      (1,472,280)        (374,493)

NET ASSETS AVAILABLE FOR BENEFITS:
     Beginning of year                                   67,691,374        262,015,607        9,131,417        1,707,535
                                                       ------------       ------------      -----------       ----------
     End of year                                       $ 75,037,728       $245,807,985      $ 7,659,137       $1,333,042
                                                       ============       ============      ===========       ==========

   The accompanying notes are an integral part of these financial statements.

                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                         NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1996 AND 1995



1. The General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan (the "Plan") is a contributory defined contribution plan covering eligible hourly employees of General Dynamics Corporation (the "Company") that have completed one year of continuous service. The following is a brief description of the Plan provided for general information purposes. Participants should refer to the Plan agreement for more complete information.

   A member may contribute from 2% to 10% of base earnings up to $12.01 per hour and 2% - 6% of base earnings in excess of $12.01 per hour up to $16.01 per hour. Maximum contributions for represented employees are determined by the applicable collective bargaining agreements. In addition, members at some locations may contribute another 1% - 4% of base earnings up to $16.01 per hour on an unmatched basis.

   Each member shall direct his contributions to be invested in accordance with any one of the following options:

     1) 33-1/3% Government Bonds Fund, 33-1/3% Diversified Portfolio Fund and 33-1/3% Company Stock Fund,

     2)   33-1/3% Government Bonds Fund and 66-2/3% Company Stock Fund,

     3)   33-1/3% Government Bonds Fund and 66-2/3% Diversified Portfolio Fund,

     4)   100% Government Bonds Fund,

     5)   33-1/3% Fixed Income Fund and 66-2/3% Diversified Portfolio Fund,

     6)   33-1/3% Fixed Income Fund and 66-2/3% Company Stock Fund,

     7)   100% Fixed Income Fund, or

     8)   100% Company Stock Fund.

Certain plan members not covered by collective bargaining agreements are allowed to select investment Option 8, under which 100% of their contributions to the Plan are invested in Company common stock. Participants selecting Option 8 receive a higher Company matching contribution of 100%. The nonrepresented plan members who do not elect Option 8, receive a 50% Company matching contribution in Company common stock. Contributions invested in the Company Stock Fund must be held in that fund for five years before becoming eligible for withdrawal or transfer to any other fund.

Also, with respect to participants who are eligible for selection of investment Option 8, another series of plan provisions has been added:

     Investment fund transfer rules allow all plan members to elect one fund transfer per calendar year. Participants may transfer both their contributions and the Company's contributions invested in any fund to any other investment fund, except as follows:

     -    transfers may not be made from the Fixed Income Fund,

     - funds may not be transferred into and out of the same investment fund during a transfer, and

     - all investments in Company common stock must be held for five plan years before they may be transferred.

All Company matching contributions to the Plan after January 1, 1992 for non-union participants and union participants who are members of unions that have adopted the Option 8 provisions pursuant to collective bargaining agreements are classified as non-participant-directed investments in the financial statements. All participant contributions to the Company Stock Fund and Company matching contributions to the Company Stock Fund for union participants who are members of unions that have not adopted the Option 8 provisions pursuant to collective bargaining agreements are reflected as participant-directed investments. With the exception of the Company Stock Fund, all other investment funds are completely participant-directed.

All non-union plan members and certain members covered by collective bargaining agreements with the Company become fully vested in all investments purchased with Company contributions upon the earlier of completion of five years of continuous service with the Company or death, retirement, layoff (for four consecutive weeks), permanent or total disability or involuntary entry into military service.

Certain plan members covered by various collective bargaining agreements are eligible to make additional matched and unmatched contributions to the Plan. These additional contributions may not exceed the maximum percentages of base earnings specified in the collective bargaining agreements.

The Plan provides that any special distributions payable to non-union members with respect to Company Stock allocated to participant accounts would be credited to the participants' Special Distribution Fund, rather than being automatically reinvested in additional shares of Company Stock. Participants are entitled to transfer amounts credited to their accounts in the Special Distribution Fund to other investment funds. Special distributions include all proceeds received from tenders or sales of Company Stock and other distributions, except regular quarterly dividends which would continue to be invested in Company Stock. Funds credited to these accounts in the Special Distribution Fund would be invested in high quality securities. The Company has negotiated similar changes in the Plan as applicable to unionized employees with those employees' collective bargaining units.

In addition, the Plan was amended to permit non-union participants who have shares of Company Stock allocated to their accounts to direct the trustee with respect to tender of shares pursuant to any Company Stock repurchase program or tender offer. Any proceeds realized from such share repurchase will be treated as a Special Distribution. Similar changes have been negotiated with respect to unionized employees in the Plan.

Nonunion hourly and union hourly active or employed inactive participants who are members of unions that have adopted the loan provisions pursuant to collective bargaining agreements are permitted to borrow up to 50% of the vested amount in their accounts in accordance with the specific provisions of the Plan. Participants may repay the loan by regular payroll deductions over a period of up to five years.

2. According to the Plan Document, the five plan funds may hold the following types of investments:

     a) Government Bonds Fund - includes only direct obligations of the United States Government and its agencies or obligations guaranteed as to the payment of interest and principal by the United States Government and may also include other investments of a short-term nature as provided in the trust agreement.

     b) Diversified Portfolio Fund - includes only common or capital stocks of issuers other than the Company, bonds or debentures or preferred stocks convertible into common or capital stocks of issuers other than the Company, and other similar types of equity investments, and may also include other investments of a short-term nature as provided in the trust agreement.

     c)   Company Stock Fund - includes only common stock of the Company.

     d) Fixed Income Fund - includes investments in fixed income and other investment contracts with insurance companies designated by the Company and may also include other investments of a short-term nature as provided in the trust agreement.

     e) Special Distribution Fund - includes obligations issued or fully guaranteed as to payment of principal and interest by the United States of America or its agencies, high quality commercial paper, certificates of deposit, short-term investment vehicles or any high quality securities selected by the Company or any investment manager of the fund.

     All of the above Funds may hold a small cash balance for purpose of liquidity and expense control.

     During June 1997, the Company extended the investment options for plan participants. Two of the options offered in 1996 will remain available to participants: the Company Stock Fund and the Fixed Income Fund. The new options include: Bond Index Fund, Balanced Fund, S&P 500 Stock Index Fund, International Index Fund and Small Cap Index Fund. These investment options will offer participants the opportunity to invest in a broader range of the risk/return spectrum for actively traded securities. Description of the new options include:

     a) Bond Index Fund - Includes investments in government, mortgage-backed and asset-backed securities. The Fund also invests in high quality bonds.

     b) Balanced Fund - The Fund is mixed portfolio of commingled stocks and bond funds. The Fund is made up of international equities, U.S. large cap equities, fixed income securities, U.S. small cap equities, and a small cash balance.

     c) S&P 500 Stock Index Fund - The Fund invests in 500 U.S. common stocks constructed by Standard & Poor's. It may also hold 2%-5% of its value in S&P 500 futures contracts.

     d) International Index Fund - The Fund invests in over 1,000 stocks in major markets outside the United States and Canada. Investments are made in all stocks in the MSCI EAFE Index in approximate proportion to the weighing in the Index.

     e) Small Cap Index Fund - The Fund invests in all 2,000 stocks in the Russell 2000 Index in proportion to their weighing in the Index. The Russell Index represents the smallest two-thirds of the 3,000 largest U.S. companies.

3. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of additions and deductions from net assets available for benefits during the reporting period. Actual results could differ from those estimates.

4. The accompanying financial statements are prepared on the accrual basis of accounting.

5. The Company has received a determination from the Internal Revenue Service that the Plan, including all amendments through June 20, 1994, is a qualified profit sharing plan under Section 401 (a) of the Internal Revenue Code. The trust formed thereunder is exempt from Federal income tax under Section 501 (a). The Plan Administrator and Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, they believe that the Plan was qualified and the related trust was tax exempt as of the financial statement date.

6. In the event the Plan is terminated, each member will automatically be vested in the undistributed Company contributions. Each member will receive payments based on the specific dollar amounts and shares of Company stock in his account.

7. The assets of the Plan are combined in a Master Trust Fund for investment purposes with the assets of the General Dynamics Corporation Savings and Stock Investment Plan. The value shown in the accompanying financial statements represents the Plan's proportionate interest in the reported market value of the assets in the Master Trust Fund. Investment income and net realized and unrealized gains or losses are allocated to the respective plans based on their proportionate interest, at market value, in the Master Trust Fund.

     Administrative expenses are primarily paid by the Plan although certain administrative functions are performed by employees of the Company. Although no costs were reimbursed by the Company in 1996, the Plan document provides that these costs may be reimbursed by the Company.

8. In accordance with generally accepted accounting principles, amounts allocated to accounts of participants who have elected to withdraw from the Plan but have not yet been paid as of year end are not reported as liabilities on the Statements of Net Assets Available for Benefits. However, the Department of Labor requires that these amounts be reported as liabilities on Form 5500. At December 31, 1996 and 1995, amounts payable on withdrawals and distributions were $8,898,407 and $14,257,541, respectively. In addition, on the Statement of Changes in Net Assets Available for Benefits, 1996 distributions to withdrawn participants would have been $69,802,698 instead of $75,161,832 if the December 31 amounts payable on withdrawals and distributions had been included.

9. Most investments held by the Plan are recorded at quoted market value as stated on public exchanges as of December 31, 1996 and 1995. The Company values its guaranteed investment contracts in accordance with AICPA Statement of Position No. 94-4, "Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined Contribution Pension Plans." The statement requires that investment contracts be reported at fair value at either the quoted market price from reliable third-party evidence or determined by discounting the future cash flows by an appropriate discount rate. Previously, the Plan accounted for these investments at contract value. The effects of recognizing the fair values based on the discounted cash flow method resulted in a net realized and unrealized loss of approximately $7 million during 1996 and a gain of approximately $16 million in 1995.

                                                                     SCHEDULE I


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN



                      COMBINED STATEMENT OF INVESTMENTS IN
                               MASTER TRUST FUNDS


                            AS OF DECEMBER 31, 1996

                                                                      SCHEDULE I
                                                                    PAGE 1 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                               COMPANY STOCK FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                   NUMBER OF
                                                   SHARES OR                               QUOTED
                                                   PRINCIPAL                               MARKET
                                                    AMOUNT             COST                 VALUE
                                                 -------------- -------------------   ------------------
COMPANY STOCK FUND:
    Investment in common stock of
         General Dynamics Corporation              5,923,123      $ 168,743,683         $ 419,069,977
                                                                ===================   ==================

    PROPORTIONATE INTEREST                          686,858       $  22,002,484         $  48,595,238
                                                                ===================   ==================



LOANS RECEIVABLE (prime rate, December 31,
   1996 - 8.25%):                                     N/A         $  16,401,791         $  16,401,791
                                                                ===================   ==================

    PROPORTIONATE INTEREST                            N/A         $   1,271,045         $   1,271,045
                                                                ===================   ==================

                                                                      SCHEDULE I
                                                                    PAGE 2 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                              GOVERNMENT BONDS FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
GOVERNMENT BONDS FUND:
    U.S. Treasury Notes
         U.S. Treasury Notes 5.875% due April 30, 1998                30,000,000    $     30,103,125      $    30,046,800
         U.S. Treasury Notes 4.75% due August 31, 1998                26,600,000          25,877,533           26,147,002
         U.S. Treasury Notes 4.75% due October 31, 1998                3,400,000           3,337,313            3,335,196
         U.S. Treasury Notes 5.875% due October 31, 1998              30,000,000          30,024,937           29,995,200
         U.S. Treasury Notes 5.50% due November 15, 1998              30,000,000          29,948,438           29,798,400
         U.S. Treasury Notes 8.875% due November 15, 1998             30,000,000          31,589,063           31,565,700
         U.S. Treasury Notes 7.50% due October 31, 1999               12,100,000          12,565,092           12,549,999
                                                                                  -------------------   ------------------
              Total U.S. Treasury Notes                                                  163,445,501          163,438,297
                                                                                  -------------------   ------------------

    Temporary Investments
         The Northern Trust Company
              Collective Short-Term Investment Fund                      548,050             548,050              548,050
    Income Receivable                                                                      2,606,926            2,606,926
                                                                                  -------------------   ------------------
TOTAL GOVERNMENT BONDS FUND                                                         $    166,600,477      $   166,593,273
                                                                                  ===================   ==================

PROPORTIONATE INTEREST                                                              $     67,704,172      $    68,889,380
                                                                                  ===================   ==================

                                                                      SCHEDULE I
                                                                    PAGE 3 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
COMMON STOCKS:
Aerospace:
    Allied Signal Incorporated                                            20,800   $         664,108     $      1,393,600
    Boeing Company                                                        42,200           3,560,371            4,494,300
    Coltec Industries Incorporated                                         2,200              39,994               41,525
    Lockheed Martin Corporation                                           14,300           1,083,329            1,308,450
    McDonnell Douglas Corporation                                         18,300             744,471            1,200,937
    Northrop Gruman Corporation                                            2,300             164,356              190,325
    Precision Castparts Corporation                                          100               4,934                4,963
    Raytheon Company                                                       5,200             116,862              250,250
    Sundstrand Corporation                                                 1,000              38,040               42,500
    Textron, Incorporated                                                  4,000             326,794              377,000
    United Technologies Corporation                                       30,000           1,781,555            1,987,500
                                                                                  -------------------   ------------------

                                                            Total                          8,524,814           11,291,350
                                                                                  -------------------   ------------------

Airlines:
    AMR Corporation                                                        2,900             250,091              255,563
    KLM Royal Dutch Airlines                                              77,615           2,373,917            2,163,517
    Northwest Airlines Corporation                                       100,800           3,388,771            3,943,800
    Southwest Airlines Corporation                                         4,600             128,522              101,200
    UAL Corporation                                                       92,800           2,689,490            5,800,000
    U.S. Air Group                                                         4,000              82,540               93,500
                                                                                  -------------------   ------------------

                                                            Total                          8,913,331           12,357,580
                                                                                  -------------------   ------------------

Automotive:
    Arvin Industries, Incorporated                                        25,000             593,475              618,750
    Chrysler Corporation                                                 161,300           5,159,221            5,322,900
    Ford Motor Company                                                    35,900           1,022,744            1,157,774
    General Motors Corporation                                            64,400           3,241,310            3,590,300
    General Motors Corporation, Class H                                   21,000           1,158,997            1,181,250
    Illinois Tool Works Incorporated                                       1,000              71,665               79,875
    Lear Corporation                                                       1,900              64,876               64,838
    Modine Manufacturing Company                                           1,700              46,137               45,475
    Snap-On Incorporated                                                   2,000              62,140               71,250
                                                                                  -------------------   ------------------

                                                            Total                         11,420,565           12,132,412
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                    PAGE 4 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
Building:
    Centex Corporation                                                    25,000   $         822,671     $        940,625
    Fleetwood Enterprises, Incorporated                                   12,000             392,415              330,000
    Johnson Controls, Incorporated                                         4,100             287,600              339,787
    Louisiana-Pacific Corporation                                          5,100             118,881              107,738
    Owens Corning                                                          3,800             155,633              161,975
    USG Corporation                                                        2,300              60,326               77,913
                                                                                  -------------------   ------------------

                                                            Total                          1,837,526            1,958,038
                                                                                  -------------------   ------------------

Chemicals:
    Air Products and Chemicals, Incorporated                               3,500             197,960              241,937
    Albermarle Corporation                                                 3,700              65,153               67,063
    Avery Dennison Corporation                                            18,000             537,590              636,750
    Crompton & Knowles Corporation                                         2,400              37,944               46,200
    Dow Chemical Company                                                  29,400           2,412,080            2,304,225
    DuPont, (E.I) DeNemours & Company                                     39,900           2,919,457            3,755,587
    Eastman Kodak Company                                                 10,000             730,274              802,500
    Ecolab Incorporated                                                    2,100              68,368               79,013
    Georgia Gulf Corporation                                               1,100              33,341               29,563
    Lyondell Petrochemical Company                                         2,600              62,881               57,525
    Monsanto Company                                                       2,000              83,030               77,750
    Praxair Incorporated                                                   1,000              47,135               46,125
    Rohm & Haas Company                                                   11,000             758,335              897,875
    Tyco International Limited                                            24,700           1,027,780            1,306,012
    Union Carbide Corporation                                              4,800             206,112              196,200
    Wellman Incorporated                                                   1,400              36,496               23,975
                                                                                  -------------------   ------------------

                                                            Total                          9,223,936           10,568,300
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                    PAGE 5 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------

Consumer Goods:
    ADR Unilever NV                                                       15,500  $        2,394,161    $       2,716,375
    Anheuser-Busch Companies Incorporated                                  8,300             316,896              332,000
    Avon Products, Incorporated                                           17,100             816,160              976,838
    Black & Decker Corporation                                             6,400             225,757              192,800
    Campbell Soup Company                                                 24,100           1,880,521            1,934,024
    Coca Cola Company                                                    107,200           5,258,999            5,641,400
    Colgate-Palmolive Company                                              3,100             251,796              285,975
    Conagra Incorporated                                                   8,000             372,080              398,000
    CPC International Incorporated                                         5,800             308,593              449,500
    Darden Restaurants Incorporated                                       20,000             172,309              175,000
    Dean Foods Company                                                    10,000             298,850              322,500
    Emerson Electric Company                                              14,000           1,359,337            1,356,250
    General Electric Company                                              78,100           5,752,942            7,722,137
    General Mills, Incorporated                                           17,400           1,073,317            1,107,075
    Gillette Company                                                       3,000             165,591              233,250
    Hershey Foods Corporation                                              3,000             127,902              131,250
    International Flavors & Fragrances Incorporated                        5,200             249,093              234,000
    Kellogg Company                                                        8,900             629,932              584,063
    Maytag Corporation                                                    12,000             253,456              237,000
    McDonalds Corporation                                                  5,700             196,283              258,638
    Nabisco Holdings Corporation                                           3,000             110,465              116,625
    Pepsico, Incorporated                                                124,200           3,210,397            3,632,850
    Philip Morris Companies Incorporated                                 139,700          10,570,257           15,786,100
    Pioneer Hi-Bred International, Incorporated                            3,000             193,155              210,000
    Procter & Gamble Company                                              54,700           4,239,327            5,887,087
    Ralston-Ralston Purina Group                                          25,700           1,645,427            1,885,737
    Rubbermaid Incorporated                                               10,900             256,272              246,613
    Ruby Tuesday Incorporated                                             10,000             200,593              187,500
    Sara Lee Corporation                                                   2,900              94,069              108,025
    Sensormatic Electronics Corporation                                    2,900              51,634               48,575
    TSL Holdings Incorporated                                                330                   -                    1
    W.W. Grainger, Incorporated                                            2,600             165,835              208,650
    Whirlpool Corporation                                                  5,400             263,253              251,775
                                                                                  -------------------   ------------------

                                                            Total                         43,104,659           53,857,613
                                                                                  -------------------   ------------------

Energy:
    ADR British Petroleum                                                  2,100             275,772              296,888
    Amerada Hess Corporation                                               5,000             276,925              289,375
    Amoco Corporation                                                        400              29,174               32,250

                                                                      SCHEDULE I
                                                                    PAGE 6 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
    Anadarko Petroleum Corporation                                         1,700  $           77,823    $         110,075
    Ashland Incorporated                                                   1,700              59,860               74,588
    Atlantic Richfield Company                                            13,000           1,584,755            1,722,500
    Baker Hughes Incorporated                                             28,900             907,292              997,050
    Burlington Resources Incorporated                                     17,000             889,670              856,375
    Chevron Corporation                                                   36,200           2,115,962            2,353,000
    Cooper Cameron Corporation                                               700              13,284               53,550
    Dresser Industries Incorporated                                        1,000              29,268               31,000
    Enron Corporation                                                     12,300             391,152              530,437
    Exxon Corporation                                                     63,300           5,408,083            6,203,400
    Halliburton Company                                                    5,000             306,925              301,250
    Input/Output Incorporated                                              1,300              47,203               24,050
    Kerr-McGee Corporation                                                10,000             652,600              720,000
    Mobil Corporation                                                     11,600           1,331,783            1,418,100
    Murphy Oil Corporation                                                 8,000             384,455              447,856
    Oryx Energy Company                                                    8,000             161,830              198,000
    Phillips Petroleum Company                                            16,500             691,470              730,125
    Pogo Producing Company                                                   900              30,767               42,525
    Ranger Oil Limited                                                     8,000              66,080               79,000
    Royal Dutch Petroleum Company                                         28,100           3,737,958            4,798,074
    Schlumberger Limited                                                  14,900           1,398,753            1,488,137
    Smith International, Incorporated                                      1,100              32,241               49,363
    Texaco, Incorporated                                                  30,900           2,613,051            3,032,062
    Tidewater, Incorporated                                                5,000             206,985              226,250
    Tosco Corporation                                                      1,200              61,794               94,950
    Ultramar-Diamond Shamrock Corporation                                  2,000              51,356               63,250
    Union Pacific Resources Group Incorporated                             5,700             124,478              165,300
    Union Tex Pete Holdings Incorporated                                  12,000             226,620              268,500
    Western Atlas Incorporated                                             3,000             198,780              212,625
                                                                                  -------------------   ------------------

                                                            Total                         24,384,149           27,909,905
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                    PAGE 7 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
Financial Services & Insurance:
    A.G. Edwards Incorporated                                              2,200  $           52,681    $          73,975
    Advanta Corporation                                                      900              40,611               36,788
    AMBAC Incorporated                                                     7,700             395,421              511,088
    Allstate Corporation                                                  13,000             668,076              752,375
    American General Corporation                                          11,500             427,211              470,063
    American International Group, Incorporated                            35,650           3,329,013            3,859,112
    American Express Company                                              18,000             969,930            1,017,000
    Banc One Corporation                                                  24,300             916,498            1,044,900
    Bancorporation Hawaii Incorporated                                     5,500             201,374              231,000
    Bank of Boston Corporation                                             1,000              55,727               64,250
    Bankamerica Corporation                                               27,000           1,881,577            2,693,250
    Barnett Banks Incorporated                                            11,800             458,739              485,275
    Bear Stearns & Companies, Incorporated                                 4,400             101,884              122,650
    Beneficial Corporation                                                 2,000             113,270              126,750
    Boatmen's Bancshares, Incorporated                                     7,300             443,808              470,850
    Case Corporation                                                       5,000             222,491              272,500
    Central Fidelity Banks, Incorporated                                   2,200              50,977               56,650
    Charter One Financial Incorporated                                     1,800              62,548               75,600
    Chubb Corporation                                                     10,400             498,918              559,000
    CIGNA Corporation                                                     15,500           1,885,778            2,117,687
    Citicorp                                                              47,300           4,115,583            4,871,900
    Comerica, Incorporated                                                10,000             427,700              523,750
    Contifinancial Corporation                                             1,700              52,031               61,413
    Corestates Financial Corporation                                       8,300             325,596              430,563
    Countrywide Credit Industries, Incorporated                            1,000              27,510               28,625
    Credit Acceptance Corporation                                          1,500              35,425               35,250
    Crestar Financial Corporation                                          1,500              83,009              111,563
    Crown Northcorp Incorporated                                             849                   -                  535
    Dean Witter Discover & Company                                        14,100             692,196              934,125
    Dime Bancorp Incorporated                                              4,000              54,916               59,000
    Equifax Incorporated                                                  10,000             289,350              306,250
    FHLMC                                                                 24,900           1,643,219            2,748,338
    Federal National Mortgage Association                                138,100           4,149,752            5,196,012
    Finova Group Incorporated                                                900              44,379               57,825
    First Hawaiian Incorporated                                            1,000              35,217               35,000
    First Chicago NBD Corporation                                         11,800             482,239              634,250
    First of America Bank Corporation                                     13,000             703,005              781,625
    First Tennessee National Corporation                                   2,400              73,332               90,000
    First USA Incorporated                                                 4,600             126,382              159,275
    First Union Corporation                                               29,700           1,775,971            2,197,800

                                                                      SCHEDULE I
                                                                    PAGE 8 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
    First Virginia Banks Incorporated                                      1,100  $           44,479    $          52,662
    Firstar Corporation                                                    2,800             123,774              147,000
    Fleet Financial Group Incorporated                                     9,800             401,334              488,775
    General Re Corporation                                                 7,500           1,127,970            1,183,125
    Golden West Financial Corporation                                      2,100             115,829              132,563
    Great Western Financial Corporation                                    4,900             113,268              142,100
    Greenpoint Financial Corporation                                         500              14,280               23,750
    Greentree Financial Corporation                                       17,800             573,593              687,524
    H.F. Ahmanson & Company                                                4,000              95,276              130,000
    Hormel Foods Corporation                                              28,000             756,134              752,500
    Household International Incorporated                                  24,600           2,050,656            2,269,350
    ITT Hartford Group Incorporated                                        7,000             318,701              472,500
    J.P. Morgan & Company, Incorporated                                   10,000             858,961              976,250
    Keycorp                                                               51,000           2,567,539            2,575,500
    Lehman Brothers Holdings Incorporated                                 15,600             385,616              489,450
    Lincoln National Corporation                                           5,500             256,783              288,750
    Loews Corporation                                                      9,000             791,130              848,250
    MBIA Incorporated                                                      2,600             194,221              263,250
    MBNA Corporation                                                     171,200           3,975,670            7,029,900
    MGIC Investment Corporation                                            9,300             660,902              706,800
    Mark Twain Bancshares                                                  2,400             113,338              117,000
    Marsh & McLennan Company's, Incorporated                               3,000             280,837              312,000
    Mellon Bank Corporation                                                2,000             135,580              142,000
    Mercantile Bankshares Corporation                                      1,800              47,528               57,600
    Mercury Financial Company                                              6,200              73,583               75,950
    Merrill Lynch & Company, Incorporated                                 70,600           4,028,466            5,753,900
    Money Store Incorporated                                               1,900              51,705               52,487
    Morgan Stanley Group Incorporated                                     68,700           3,185,165            3,924,487
    National City Corporation                                              6,000             247,560              269,250
    NationsBank Corporation                                               17,500           1,227,889            1,710,624
    Norwest Corporation                                                   50,400           1,330,578            2,192,400
    Ohio Casualty Corporation                                              2,100              71,528               74,550
    PNC Bank Corporation                                                  12,100             373,869              455,262
    PMI Group Incorporated                                                 1,900             104,667              105,213
    Paine Webber Group Incorporated                                       \12,500             292,379              351,563
    Progressive Corporation                                               15,000             858,969            1,010,625
    Providian Corporation                                                  5,700             224,490              292,837
    Regions Financial Corporation                                          2,200             101,902              113,711
    Republic New York Corporation                                          5,100             334,471              416,288
    Safeco Corporation                                                     5,900             199,050              232,678
    Salomon Incorporated                                                   3,900             167,885              183,788
    Charles Schwab Corporation                                             2,000              49,270               64,000

                                                                      SCHEDULE I
                                                                    PAGE 9 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
    Signet Banking Corporation                                             2,200  $           63,826    $          67,650
    Southtrust Corporation                                                 3,500              99,791              122,062
    St. Paul Companies, Incorporated                                       5,000             264,213              293,125
    Standard Federal Bancorporation Incorporated                           1,100              42,691               62,563
    TCF Financial Corporation                                              1,300              42,584               56,550
    Torchmark Corporation                                                  3,300             141,031              166,650
    Transamerica Corporation                                               4,100             287,485              323,900
    Travelers Group Incorporated                                          26,000             794,330            1,179,750
    U.S. Bancorp                                                          10,000             398,585              449,370
    US Life Corporation                                                    2,100              61,104               69,825
    Union Planters Corporation                                               800              24,048               31,200
    Wachovia Corporation                                                  10,000             550,662              565,000
    Washington Federal Incorporated                                        1,500              32,050               39,750
    Washington Mutual Incorporated                                         2,600              76,143              112,610
    Wilmington Trust Corporation                                           1,300              43,914               51,350
                                                                                  -------------------   ------------------

                                                            Total                         59,762,626           75,463,429
                                                                                  -------------------   ------------------

Health Care:
    ADR Astra AB                                                          19,200             377,864              940,800
    Amgen Incorporated                                                    76,300           4,219,882            4,148,812
    Bausch & Lomb, Incorporated                                            4,800             198,286              168,000
    C.R. Bard Incorporated                                                 4,800             146,871              134,400
    Centocor                                                               5,000             155,050              178,750
    Columbia/HCA Healthcare Corporation                                  161,800           5,190,872            6,593,350
    Health Management Associates Incorporated                              8,700             196,513              195,750
    Humana Incorporated                                                   15,100             366,167              286,900
    Johnson & Johnson                                                     71,200           3,531,276            3,542,200
    Manor Care, Incorporated                                               5,300             104,002              143,100
    Medtronic, Incorporated                                               22,800           1,436,664            1,550,400
    Novacare Incorporated                                                 20,000             185,111              220,000
    Tenet Healthcare Corporation                                          17,700             379,347              387,187
    Transitional Hospitals Corporation                                        21                   -                  202
    United Healthcare Corporation                                         29,100           1,373,716            1,309,500
    United States Surgical Corporation                                     9,000             325,626              354,375
    Vencor Incorporated                                                   18,000             567,930              569,250
    Vivra Incorporated                                                     3,800             105,741              104,975
                                                                                  -------------------   ------------------

                                                            Total                         18,860,918           20,827,951
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                   PAGE 10 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
Leisure Time and Communications:
    Boyd Gaming Corporation                                                2,700  $           39,869    $          22,275
    Carnival Corporation                                                   8,700             220,352              287,100
    Circus Circus Enterprises Incorporated                                 5,300             175,098              182,187
    Extended Stay American Incorporated                                    2,300              33,925               46,288
    Harrah's Entertainment Incorporated                                    5,300             135,825              105,338
    Hilton Hotels Corporation                                             13,900             367,994              364,875
    ITT Corporation                                                        5,900             258,946              255,913
    International Game Technology                                          6,300              96,341              114,975
    Frontier Corporation                                                   2,100              57,450               47,513
    King World Productions Incorporated                                   27,000             993,127              995,624
    MFS Communications Company                                            20,900           1,043,891            1,139,050
    MGM Grand Incorporated                                                 3,000             109,597              104,625
    Marriott International                                                18,100             994,047            1,000,024
    Mattel Incorporated                                                   10,000             282,393              277,500
    Mirage Resorts Incorporated                                            7,000             177,246              151,375
    Promus Hotel Corporation                                               7,000             206,570              207,374
    TCI Satellite Entertainment Incorporated                               2,300              37,028               22,713
    Telephone Communications Incorporated                                 40,525             846,859            1,157,475
    Telephone Communications Incorporated                                 80,800           1,239,459            1,055,410
    Time Warner Incorporated                                              18,300             643,709              686,250
    Tribune Company                                                        4,000             332,090              315,500
    Walt Disney Company                                                   78,100           5,058,849            5,447,474
                                                                                  -------------------   ------------------

                                                            Total                         13,350,665           13,986,858
                                                                                  -------------------   ------------------

Machinery:
    Caterpillar Incorporated                                              21,900           1,506,045            1,647,974
    Cincinnati Milacron Incorporated                                       1,900              44,764               41,563
    Crane Company                                                          8,000             230,993              232,000
    Cummins Engine Company                                                 6,900             289,167              317,400
    Deere & Company                                                        6,000             251,841              243,000
    Foster Wheeler Corporation                                             2,000              81,473               74,250
    Ingersoll-Rand Company                                                20,100             886,094              894,450
    PACCAR Incorporated                                                      600              28,998               40,800
    Parker-Hannifin Corporation                                            3,400             135,099              131,750
    Trinova Corporation                                                    1,500              50,153               54,563
                                                                                  -------------------   ------------------

                                                            Total                          3,504,627            3,677,750
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                   PAGE 11 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
Merchandising:
    Albertson's Incorporated                                               8,400  $          298,023    $         299,250
    American Greetings Corporation                                        14,000             394,433              397,250
    American Stores Company                                               17,000             687,844              694,875
    Autozone Incorporated                                                  5,900             159,206              162,250
    Best Buy, Incorporated                                                 1,700              38,989               18,063
    Borders Group Incorporated                                             1,300              45,127               46,638
    Circuit City Stores, Incorporated                                      3,900             117,593              117,487
    Dayton-Hudson Corporation                                             29,000           1,123,450            1,138,250
    Dollar General Corporation                                             5,000             163,800              160,000
    Federated Department Stores Incorporated                               8,400             278,754              286,650
    Fruit of the Loom                                                      5,100             131,235              193,163
    Gap Incorporated                                                       3,000              91,655               90,375
    General Nutrition Companies                                            3,400              57,879               57,375
    Great Atlantic & Pacific Tea Company, Incorporated                    33,000             981,795            1,051,875
    Home Depot Incorporated                                               52,000           2,618,233            2,606,500
    Kimberly-Clark Corporation                                            20,000           1,813,212            1,905,000
    K-mart Corporation                                                    10,000             106,802              103,750
    Kohls Corporation                                                     33,500           1,338,924            1,314,874
    J.C. Penney Company, Incorporated                                      9,100             431,545              443,625
    Lands End Incorporated                                                13,000             344,435              344,500
    Limited Incorporated                                                   9,900             201,918              181,912
    Lowes Companies Incorporated                                          16,000             619,952              570,000
    Neiman Marcus Group Incorporated                                       3,000              93,360               76,500
    Nine West Group Incorporated                                           1,500              56,633               69,563
    Nordstrom, Incorporated                                                4,600             191,721              163,010
    Safeway Incorporated                                                   4,000             170,048              171,000
    Sears, Roebuck and Company                                           138,200           6,567,875            6,357,200
    Tiffany & Company                                                      7,000             248,570              256,375
    Toys "R" Us, Incorporated                                             26,000             764,443              776,750
    Wal-Mart Stores, Incorporated                                        197,000           5,033,955            4,481,750
    Woolworth Corporation                                                 39,000             821,827              858,000
                                                                                  -------------------   ------------------

                                                            Total                         25,993,236           25,393,810
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                   PAGE 12 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
Metals:
    Allegheny Teledyne Incorporated                                        8,900  $          179,505    $         204,700
    Aluminum Company of American                                           9,300             541,121              592,875
    Bethlehem Steel Corporation                                            5,800              68,499               51,475
    Coeur D Alene Mines Corporation                                       23,000             365,426              347,875
    Freeport McMoran Cooper & Gold Incorporated                              700              19,661               19,688
    Inco Limited                                                             600              19,618               19,125
    Inland Steel Industries Incorporated                                   2,600              51,181               52,000
    Nucor Corporation                                                      3,900             195,980              198,900
    Phelps Dodge Corporation                                               3,400             221,629              229,500
    Reynolds Metals Company                                                3,500             194,098              197,312
    USX-US Steel Group                                                     6,800             199,221              213,350
    Worthington Industries, Incorporated                                   1,200              23,049               21,750
                                                                                  -------------------   ------------------

                                                            Total                          2,078,988            2,148,550
                                                                                  -------------------   ------------------

Miscellaneous:
    Anixter International Incorporated                                     1,900              33,002               30,638
    Bemis Company, Incorporated                                            2,000              67,520               73,750
    Caliber Systems Incorporated                                           1,100              38,428               21,175
    Commercial Intertec Corporation                                       11,000             119,623              149,875
    Consolidated Freightways Incorporated                                  1,300              25,260               28,925
    Consolidated Freightways Corporation                                     700               4,441                6,213
    Cooper Industries, Incorporated                                        9,400             399,588              395,974
    Cooper Tire & Rubber Company                                           2,400              58,007               47,400
    Cytec Industries                                                       1,500              38,558               60,938
    Eaton Corporation                                                      3,800             221,578              265,050
    ITT Industries Incorporated                                            4,300              89,425              105,350
    Jacobs Engineering Group, Incorporated                                10,000             235,725              236,250
    Minnesota Mining and Manufacturing Company                             6,000             393,993              498,000
    Newport News Shipbuilding Incorporated                                 2,300              35,932               34,500
    Rockwell International Corporation                                     8,000             458,698              487,000
    Shaw Industries, Incorporated                                          7,000             107,188               83,125
    Tenneco Incorporated                                                  11,500             501,124              518,938
    UCAR International Incorporated                                          300              10,897               11,288
    V.F. Corporation                                                       2,700             163,457              182,250
    WMX Technology Incorporated                                           37,700           1,254,643            1,225,250
                                                                                  -------------------   ------------------

                                                            Total                          4,257,087            4,461,889
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                   PAGE 13 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
Office Equipment:
    Amdahl Corporation                                                    20,000  $          219,002    $         242,500
    Apple Computer, Incorporated                                          10,000             249,344              208,750
    Applied Magnetics Corporation                                          4,000             111,160              120,000
    Bay Networks Incorporated                                              4,100              89,023               86,100
    Compaq Computer Corporation                                           86,800           4,519,199            6,455,750
    Data General Corporation                                               2,000              29,020               29,000
    Dell Computer Corporation                                             42,200           2,037,691            2,241,875
    EMC Corporation                                                        9,100             180,825              301,437
    Gateway 2000 Incorporated                                              1,000              50,528               53,562
    Hewlett-Packard Company                                               89,100           3,901,228            4,477,275
    Honeywell Incorporated                                                 6,000             314,169              394,500
    International Business Machines Corporation                           29,200           3,653,916            4,423,800
    Quantum Corporation                                                    2,200              40,633               62,975
    Sterling Software Incorporated                                         5,000             162,550              158,125
    Sun Microsystems Incorporated                                         44,600           1,124,559            1,145,640
    Tandem Computers, Incorporated                                        14,000             194,390              192,500
                                                                                  -------------------   ------------------

                                                            Total                         16,877,237           20,593,789
                                                                                  -------------------   ------------------

Pharmaceuticals:
    ALZA Corporation                                                       5,300             138,159              137,138
    American Home Products Corporation                                    27,900           1,306,632            1,635,638
    Biogen Incorporated                                                    4,000             163,074              155,000
    Bristol Myers Squibb Company                                          39,000           3,735,868            4,251,000
    Forest Laboratories, Incorporated                                      2,600             112,395               85,150
    Merck & Company Incorporated                                          90,800           6,073,203            7,229,950
    Pfizer Incorporated                                                   95,600           6,461,815            7,934,800
    Schering-Plough Corporation                                           17,800           1,113,258            1,152,550
    Warner Lambert Company                                                19,300           1,077,844            1,447,500
    Watson Pharmaceuticals Incorporated                                      400              16,119               17,975
                                                                                  -------------------   ------------------

                                                            Total                         20,198,367           24,046,701
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                   PAGE 14 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
Printing, Publishing and Paper:
    Boise Cascade Corporation                                              3,200  $          102,377    $         101,600
    Bowater Incorporated                                                   2,600             102,531               97,825
    Champion International Corporation                                     6,500             287,202              281,125
    James River Corporation                                                7,000             214,981              231,875
    Longview Fibre Company                                                 7,000             131,320              128,624
    Mead Corporation                                                       3,700             197,167              215,062
    Potlatch Corporation                                                   9,000             365,715              387,000
    Temple Inland Incorporated                                             3,800             185,862              205,675
    Washington Post Company                                                1,000             322,470              335,124
    Weyerhaeuser Company                                                   3,200             146,252              151,600
                                                                                  -------------------   ------------------

                                                            Total                          2,055,877            2,135,510
                                                                                  -------------------   ------------------

Railroads:
    Burlington Northern Santa Fe Corporation                              27,800           2,343,607            2,401,224
    CSX Corporation                                                       10,900             525,928              460,524
    Norfolk Southern Corporation                                          13,500           1,205,986            1,188,000
    Union Pacific Corporation                                              6,800             259,823              408,850
                                                                                  -------------------   ------------------

                                                            Total                          4,335,344            4,458,598
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                   PAGE 15 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
Service Industries:
    ADR Reuters Holdings PLC                                              16,100  $        1,180,844    $       1,231,650
    Cox Communications Incorporated                                       60,200           1,161,762            1,392,124
    Federal Express Corporation                                            2,000              80,667               89,000
    First Data Corporation                                                56,300           2,190,820            2,054,950
    Gannett Company Incorporated                                           4,000             277,138              299,500
    Health Care & Retirement Corporation                                   3,900              69,626              111,637
    Interpublic Group of Companies, Incorporated                          10,000             445,100              475,000
    John H. Harland Company                                                2,000              61,698               66,000
    Learning Company Incorporated                                            900              20,037               12,938
    Meredith Corporation                                                  10,000             467,725              527,500
    Moore Corporation, Limited                                            10,000             176,350              205,000
    National Service Industries, Incorporated                              9,000             355,534              336,374
    Oxford Health Plans Incorporated                                      16,100             714,197              942,847
    R.R. Donnelley & Sons Company                                          5,700             198,059              178,837
    Ryder System, Incorporated                                             2,600              73,923               73,125
    Service Corporation International                                      9,000             129,714              252,000
    Thermo Instrument Systems, Incorporated                                2,000              62,520               66,250
                                                                                  -------------------   ------------------

                                                            Total                          7,665,714            8,314,732
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                   PAGE 16 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
Technology:
    360 Communications Company                                               700  $           16,404    $          16,275
    ADR Ericsson L.M. Telephone Company                                   55,330           1,180,205            1,670,246
    Applied Materials, Incorporated                                        5,500             175,372              197,654
    Ascend Communications Incorporated                                     7,900             569,875              490,787
    Autodesk Incorporated                                                  1,300              40,880               36,400
    BMC Software Incorporated                                              2,000              81,603               82,750
    CISCO Systems Incorporated                                           138,600           6,272,571            8,818,424
    Computer Associates International, Incorporated                        6,400             333,373              318,400
    Electronic Data Systems Corporation                                   19,400             904,525              839,050
    Gartner Group Incorporated                                            10,000             345,575              389,370
    General Instrument Corporation                                         6,900             170,085              150,074
    Harris Corporation                                                     1,500              92,373              102,938
    Intel Corporation                                                    136,700          10,163,581           17,899,087
    Lucent Technologies Incorporated                                      40,600           1,922,369            1,877,750
    Microsoft Corporation                                                102,800           4,900,365            8,493,850
    National Semiconductor Corporation                                     4,800              77,088              117,600
    Netscape Communications Corporation                                   18,700             918,643            1,063,562
    Molex Incorporated                                                     1,700              50,464               60,562
    Northern Telecom Limited                                              10,000             556,940              618,750
    Oracle Corporation                                                    42,100           1,580,555            1,757,674
    Paging Network Incorporated                                            4,600              92,138               70,150
    Parametric Technology Corporation                                      2,000             103,895              102,750
    Perkin-Elmer Corporation                                               4,100             217,067              241,387
    Scientific-Atlanta, Incorporated                                         300               4,480                4,500
    Stratus Computer Incorporated                                          8,000             194,080              218,000
    Symbol Technologies, Incorporated                                      2,000              85,570               88,500
    Tektronix, Incorporated                                                4,000             165,040              205,000
    Texas Instruments Incorporated                                        13,400             803,504              854,250
    Thermo Electron Corporation                                            2,000              79,723               82,500
    Three Com Corporation                                                 21,100           1,113,318            1,548,213
    Universal Corporation                                                  8,000             218,080              257,000
    VLSI Technology, Incorporated                                          7,000             130,004              167,125
    Xerox Corporation                                                     29,700           1,499,735            1,562,992
                                                                                  -------------------   ------------------

                                                            Total                         35,059,480           50,403,570
                                                                                  -------------------   ------------------

                                                                      SCHEDULE I
                                                                   PAGE 17 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
Utilities:
    ADR British Telecommunications                                         7,000  $          416,740    $         480,374
    Airtouch Communications Incorporated                                 281,000           7,798,453            7,095,250
    Allegheny Power System, Incorporated                                   3,200              94,992               97,200
    American Electric Power Company, Incorporated                         56,000           2,355,562            2,303,000
    American Water Works Company, Incorporated                             2,000              39,520               41,250
    Ameritech Corporation                                                 33,600           1,881,626            2,037,000
    AT&T Corporation                                                      81,000           3,057,537            3,562,733
    Baltimore Gas and Electric Company                                     3,400              92,750               90,950
    Bell Atlantic Corporation                                             10,800             665,440              699,300
    BellSouth Corporation                                                 86,000           3,434,396            3,483,000
    Carolina Power & Light Company                                         2,000              70,423               73,000
    Cascade Communications Corporation                                    22,500           1,607,313            1,240,312
    Century Telephone Enterprises, Incorporated                            1,000              33,010               30,875
    Cinergy Corporation                                                    4,100             138,668              136,837
    Columbia Gas System, Incorporated                                      2,400             113,844              152,700
    Comcast Corporation                                                   16,700             294,051              297,460
    Consolidated Edison Company of New York, Incorporated                  7,900             226,301              230,087
    Consolidated Natural Gas Company                                       1,400              79,484               77,350
    Dominion Resources Incorporated                                        5,200             190,535              200,200
    DTE Energy Company                                                     3,900             112,365              126,262
    Edison International                                                  64,000           1,097,782            1,272,000
    El Paso Natural Gas Company                                                1                  22                   25
    GTE Corporation                                                       65,200           2,703,569            2,958,450
    Idaho Power Company                                                    4,000             120,160              124,500
    Illinova Corporation                                                  10,000             265,100              275,000
    MCI Communications Corporation                                        20,300             456,041              663,545
    New England Electric System                                            1,900              64,518               66,263
    Nipsco Industry Incorporated                                           3,000             112,960              118,874
    Northeast Utilities                                                    3,900              38,834               51,187
    Northern States Power Company                                          4,000             184,287              183,500
    Nynex Corporation                                                     11,000             506,869              529,374
    P P & L Res Incorporated                                               1,500              35,941               34,500
    Pacific Gas & Electric                                                12,500             299,879              262,500
    Panenergy Corporation                                                 10,500             383,469              472,500
    Pinnacle West Capital Corporation                                      2,600              72,778               82,550
    Portland General Corporation                                           2,500              84,234              105,000
    Potomac Electric Power Company                                         1,200              29,656               30,900
    Puget Sound Power and Light Company                                    3,000              70,185               72,000
    SBC Communications Incorporated                                       10,900             533,851              565,437
    Seagull Energy Corporation                                             4,000              86,980               88,000

                                                                      SCHEDULE I
                                                                   PAGE 18 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                           DIVERSIFIED PORTFOLIO FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                               QUOTED
                                                                     PRINCIPAL                               MARKET
                                                                      AMOUNT             COST                 VALUE
                                                                   -------------- -------------------   ------------------
    Southern Company                                                      18,600  $          423,256    $         420,825
    Sprint Corporation                                                    10,900             446,394              434,638
    Texas Utilities Company                                               23,000             938,375              937,250
    Tuscon Electric Power Company                                         10,000             195,100              165,000
    U.S. West Incorporated-COM-MEDIA Group                                22,900             409,454              420,787
    U.S. West Communications Group                                        14,400             434,418              464,400
    Unicom Corporation                                                    54,000           1,466,328            1,464,750
    Union Electric Company                                                 1,000              37,510               38,500
    Viacom                                                                13,300             524,284              463,838
    Worldcom Incorporated                                                 57,100           1,395,042            1,488,139
                                                                                  -------------------   ------------------

                                                            Total                         36,120,286           36,709,372
                                                                                  -------------------   ------------------

                                              Total Common Stocks                        357,529,432          422,697,707
                                                                                  -------------------   ------------------

PREFERRED STOCK
    MLP Lakehead Pipe Line Partners L.P.                                   4,000             121,539              138,000

TEMPORARY INVESTMENTS
    The Northern Trust Company
         Collective Short-Term Investment Fund                         3,575,191           3,575,191            3,575,191

INCOME RECEIVABLE                                                                            904,060              904,060

                                                                                  -------------------   ------------------
TOTAL DIVERSIFIED PORTFOLIO FUND                                                  $      362,130,222    $     427,314,958
                                                                                  ===================   ==================

PROPORTIONATE INTEREST                                                            $       60,160,624    $      75,165,683
                                                                                  ===================   ==================

                                                                      SCHEDULE I
                                                                   PAGE 19 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                                FIXED INCOME FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                      INTEREST RATE
                                                         AS OF
                                                       DECEMBER 31,  MATURITY                               CURRENT
                                                          1996         DATE             COST                 VALUE
                                                       ----------- -------------- ------------------   ------------------
GUARANTEED INVESTMENT CONTRACTS:
    Aetna Life Insurance Company                           10.00%     1/3/00       $     84,966,893     $     90,651,000
    The Prudential Insurance Company of America            10.25%     7/5/99             55,597,953           59,828,000
    The Prudential Insurance Company of America             9.92%     5/1/98             83,091,023           87,082,000
    The Prudential Insurance Company of America             9.65%     8/31/00            41,250,835           45,953,000
    The Prudential Insurance Company of America             9.80%     8/31/00            61,904,532           69,248,000
    The Travelers Insurance Company                         8.15%     2/1/98              1,793,847            2,270,000
    The Travelers Insurance Company                         9.26%     2/1/98              1,260,529            1,600,000
    Aetna Life and Casualty Company                         7.10%      Open             280,696,038          291,300,000
    Metropolitan Life Insurance Company                     7.33%      Open             272,766,951          284,900,000
    Metropolitan Life Insurance Company                     6.91%      Open             279,597,276          283,800,000
    The Prudential Insurance Company of America             6.84%      Open             276,963,064          279,600,000
                                                                                  ------------------   ------------------
              Total Guaranteed Investment Contracts                                   1,439,888,941        1,496,232,000
                                                                                  ------------------   ------------------

TEMPORARY INVESTMENTS
    The Northern Trust Company
         Collective Short-Term Investment Fund                                            4,765,949            4,765,949

INCOME RECEIVABLE                                                                            16,785               16,785
                                                                                  ------------------   ------------------

TOTAL FIXED INCOME FUND                                                            $  1,444,671,675     $  1,501,014,734
                                                                                  ==================   ==================

PROPORTIONATE INTEREST                                                             $    236,670,922     $    245,666,720
                                                                                  ==================   ==================

                                                                      SCHEDULE I
                                                                   PAGE 20 OF 20


                          GENERAL DYNAMICS CORPORATION
               HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN


                            SPECIAL DISTRIBUTION FUND
             COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                             AS OF DECEMBER 31, 1996


                                                                     NUMBER OF
                                                                     SHARES OR                              QUOTED
                                                                     PRINCIPAL                              MARKET
                                                                      AMOUNT            COST                 VALUE
                                                                   -------------- ------------------   ------------------
SPECIAL DISTRIBUTION FUND:
    The Northern Trust Company
         Collective Short-Term Investment Fund                        27,930,447   $     27,930,447     $     27,930,447

INCOME RECEIVABLE                                                                           127,149              127,149
                                                                                  ------------------   ------------------

TOTAL SPECIAL DISTRIBUTION FUND                                                    $     28,057,596     $     28,057,596
                                                                                  ==================   ==================

PROPORTIONATE INTEREST                                                             $      7,669,787     $      7,669,787
                                                                                  ==================   ==================